Exhibit 99.1 Bristow Group Inc. NEWS RELEASE Bristow announced as preferred bidder for the Irish Coast Guard Aviation Service DUBLIN, May 30, 2023 – Bristow Ireland Ltd., a subsidiary of Bristow Group Inc. (NYSE: VTOL), the leading global provider of innovative and sustainable vertical flight solutions, has been announced by the Irish Department of Transport as the preferred bidder for the next Irish Coast Guard (IRCG) search & rescue aviation (SAR) contract. Following the announcement by the Irish Coast Guard today (May 30, 2023), Alan Corbett, Bristow’s Chief Operating Officer, Government Services, said: “We are honoured the Irish Department of Transport has confirmed Bristow Ireland as the preferred bidder for the provision of the Irish Coast Guard Aviation Service. “We will continue working closely with the Irish Department of Transport to finalise contracts and look forward to integrating our significant global experience and capabilities into this critical public service.” The contract will provide for the day and night-time operation of four helicopter bases in Sligo, Shannon, Waterford and Dublin. In addition to the helicopter service, the new Coast Guard aviation service will, for the first time, also include a fixed wing aircraft element. More information about the Irish Coast Guard Aviation Service contract can be found on the gov.ie website. About Bristow Group Bristow Group Inc. is the leading global provider of innovative and sustainable vertical flight solutions. Bristow primarily provides aviation services to a broad base of offshore energy companies and government entities. The Company’s aviation services include personnel transportation, search and rescue (“SAR”), medevac, fixed wing transportation, unmanned systems and ad-hoc helicopter services. Bristow currently has customers in Australia, Brazil, Canada, Chile, the Dutch Caribbean, the Falkland Islands, Guyana, India, Mexico, the Netherlands, Nigeria, Norway, Spain, Suriname, Trinidad, the U.K., and the U.S. To learn more, visit our website at www.bristowgroup.com. Forward-Looking Statements Disclosure This press release contains "forward-looking statements". Forward-looking statements represent Bristow’s current expectations or forecasts of future events. These forward-looking statements include statements regarding expectations with respect to the Irish Coast Guard Aviation Service contract and related procurement process.

These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management's current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. Risks that may affect such forward-looking statements include, but are not necessarily limited to, those relating to: the existence of operating risks inherent in our business, including the possibility of declining safety performance; changes in U.S. and foreign social, political, regulatory and economic conditions as well as by changes in tariffs, trade agreements or other trade restrictions imposed by the U.S. or foreign governments; requirements to obtain an Air Operator’s Certificate from the relevant country’s applicable regulatory agency and to conduct many of our international operations through entities in which we have a noncontrolling interest or through strategic alliances with foreign partners; the possibility of political instability, war or acts of terrorism in any of the countries where we operate or are seeking contracts; and the possibility that reductions in spending on aviation services by governmental agencies where we are seeking contracts could adversely affect or lead to modifications of the procurement process or that such reductions in spending could adversely affect search and rescue contract terms or otherwise delay service or the receipt of payments under such contracts. If one or more of the foregoing risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof, except as may be required by applicable law. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled "Risk Factors" in the Company's Transition Report on Form 10-KT for the nine-month period ended December 31, 2022 (the "Transition Report") which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Transition Report and in our filings with the United States Securities and Exchange Commission (the "SEC"), all of which are accessible on the SEC's website at www.sec.gov. Contacts: Investors Bristow Group Inc. Jennifer Whalen InvestorRelations@bristowgroup.com Media Bristow Group Inc. Adam Morgan Adam.morgan@bristowgroup.com